Exhibit20

                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


         Adjusted Pool Balance                                      $19,264,183,521.26
           Issuer's Principal Receivables (FCFMOTA)                 $12,582,473,257.66
           Principal portion of Issuer's Interest in                 $5,356,710,263.60
           Other Floorplan Assets  (FCFMOTB)
           Excess Funding Account Balance -                          $1,325,000,000.00
           Beginning of Period

         Key Receivables Data                                     Transferor Interest                           Investor
         ---------------------                                    -------------------                           --------
         Beginning Adjusted Pool Balance                             $3,464,183,521.26                $15,800,000,000.00
           Floating Investor Percentage                                   17.98250893%                      82.01749107%

         2002-1 Series Decrease                                                                        $1,000,000,000.00

         Principal Collections                                       $1,047,605,647.89                 $4,778,086,707.88

         Interest Collections                                           $21,958,858.38                   $100,153,459.02

         Principal Reduction - Redesignated Accounts                    $26,891,733.15

         Principal Increase - Additional Accounts                                $0.00                             $0.00

         Defaulted Receivables                                                   $0.00                             $0.00

         Controlled Accumulation Amount                                                                            $0.00

         Ending Adjusted Pool Balance                                $3,691,451,056.81                $14,800,000,000.00
           Ending Percentage                                              19.96301451%                      80.03698549%


         Early Amortization Triggered?                                                               Yes            No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60 days             X

         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus. days         X

         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60 days                 X

         4. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Receiv. pursuant to the TSA and uncured for 10 days             X

         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occurred               X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X








                                     Page 1





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Adjusted Pool Balance                                                              $19,264,183,521.26

           Principal Collections                                                                       $5,825,692,355.77
              Gross Principal Collections                                                              $5,117,639,450.28
              Principal Collection Adjustments                                                           $708,052,905.49
                 Monthly Principal Payment Rate                                                                   29.40%

         Principal Reduction - Redesignated Accounts                                                      $26,891,733.15
         Principal Increase - Additional Accounts                                                                  $0.00

           Defaulted Receivables                                                                                   $0.00
              Defaulted Receivables as a % of Collections                                                    0.00000000%

           New Principal Receivables                                                                   $6,404,851,624.47

           Net Deposits (Withdrawals) to the Excess Funding Account                                  ($1,325,000,000.00)

         Ending Adjusted Pool Balance                                                                 $18,491,451,056.81

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Interest Collections                                                                            $122,112,317.40
           Gross Interest Collections                                                                    $122,260,182.79
           Interest Collection Adjustments                                                                 ($147,865.39)
           Recoveries                                                                                              $0.00

         Monthly Yield                                                                                             7.62%

         Performance Impaired Ineligible Accounts                                                            Trust Total
         ----------------------------------------                                                            -----------

         Beginning Balance                                                                                $24,092,097.32
           Principal Collections                                                                           $7,251,771.47
           New Principal Receivables                                                                      $10,109,719.85
           Adjustments                                                                                   ($1,008,649.82)
           Defaulted Receivables                                                                                   $0.00
         Ending Balance                                                                                   $25,941,395.88
         Memo
         ----
           Interest Collections                                                                              $118,271.35

         Excess Funding Account
         ----------------------

         Beginning Balance                                                                             $1,325,000,000.00
           Net Deposits (Withdrawals)                                                                ($1,325,000,000.00)
         Ending Balance                                                                                            $0.00
         Memo
         ----
           Excess Funding Account as a percent of Adjusted Invested Amounts                                         0.0%





                                     Page 2





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


     Subordination and Participation                                                                    Trust Total
     -------------------------------                                                                    -----------

     Non Conforming Receivable Amount                                                               $174,843,392.41
       Ineligible Receivables                                                                       $174,843,392.41
       Dealer Overconcentration                                                                               $0.00
          Memo:  AutoNation Receivables as a % of Total Pool                                                  3.46%
       Manufacturer Overconcentration                                                                         $0.00
       PRIMUS Overconcentration                                                                               $0.00
       Used Vehicle Overconcentration                                                                         $0.00
          Memo:  Principal Receivables relating to Used Vehicles                                    $661,822,766.52
          Percentage                                                                                          3.58%

     Available Subordinated Amount                                                                $1,259,491,237.88
     Required Subordinated Amount                                                                 $1,259,491,237.88

     Required Participation 4.00%                                                                   $592,000,000.00
     Required Participation and Subordinated Amount                                               $1,851,491,237.88

     Current Participation Amount                                                                 $2,431,959,818.93
       Current Participation Percentage                                                                     410.80%
     Current Participation Shortfall                                                                          $0.00

     Available Transferor Collections                                                             $1,069,564,506.27
     Subordinated Draw Amount                                                                                 $0.00

      Redesignation Notice
      --------------------
            Notice is hereby given, pursuant to Sections 2.09(b)(1) and/or 2.09(c) of the Amended and Restated Transfer and
      Servicing Agreements dated as of December 19, 2002, that the redesignation of certain Accounts and the reassignment of the Receivables Related Security arising in connection with such Accounts will occur on the Redesignation Date of
      January 1, 2006.

                      Transferor                                 Trust                           Redesignated Accounts
                      ----------                                 -----                           ---------------------
                                                                                                       Yes    No
           Ford Credit Floorplan Corporation      Ford Credit Floorplan Master Owner Trust              X

           Ford Credit Floorplan LLC              Ford Credit Floorplan Master Owner Trust              X

           Ford Credit Floorplan Corporation      Ford Credit Floorplan Master Owner Trust              X















                                     Page 3





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005

        Series Allocations                                                                                      2001 - 2
        ------------------                                                                                      --------

        Series 2001-2 Notes                                                                            $2,000,000,000.00
          Current Floating Investor Percentage                                                              10.38196090%

        Investor Principal Collections                                                                   $604,821,102.26
        Principal Default Amounts                                                                                  $0.00
        Available Investor Interest Collections                                                           $12,947,057.54

        Source and Use of Funds                                                                                 2001 - 2
        -----------------------                                                                                 --------

          Investor Interest Collections                                                                   $12,677,653.04
          Investment and Net Swap Proceeds Class A                                                           $246,961.77
          Investment and Net Swap Proceeds Class B                                                            $22,442.73
          Reserve Fund Balance                                                                             $7,000,000.00
        Available Investor Interest Collections and Reserve                                               $19,947,057.54

          Notes Outstanding Class A                                                                    $1,936,340,000.00
          Notes Outstanding Class B                                                                       $63,660,000.00
          Note Rate Class A                                                                                      4.2600%
          Note Rate Class B                                                                                      4.5300%
          Days in Interest Period                                                                                   30
        Current Interest Due Class A                                                                       $6,874,007.00
        Current Interest Due Class B                                                                         $240,316.50
        Net Trust Swap Receipts Not Required To Be Paid Class A                                                    $0.00
        Net Trust Swap Receipts Not Required To Be Paid Class B                                                    $0.00
        Prior Month's Swap Receipts Payable This Month Class A                                                     $0.00
        Prior Month's Swap Receipts Payable This Month Class B                                                     $0.00
        Current Interest Paid Class A                                                                      $6,874,007.00
        Current Interest Paid Class B                                                                        $240,316.50
        Interest Shortfall Class A                                                                                 $0.00
        Interest Shortfall Class B                                                                                 $0.00

        Additional Interest Due Class A                                                                            $0.00
        Additional Interest Due Class B                                                                            $0.00
        Additional Interest Paid Class A                                                                           $0.00
        Additional Interest Paid Class B                                                                           $0.00
        Additional Interest Shortfall Class A                                                                      $0.00
        Additional Interest Shortfall Class B                                                                      $0.00

        Servicing Fees Due FMCC (1.00% per annum)                                                          $1,552,032.52
        Servicing Fees Paid                                                                                $1,552,032.52
        Servicing Fees Shortfall                                                                                   $0.00

        Reserve Fund Required Amount (.35% of Series 2001-2 Notes                                          $7,000,000.00
        Reserve Fund Deposit Amount                                                                                $0.00
        Reserve Fund Balance Amount                                                                        $7,000,000.00
        Reserve Fund Draw Amount                                                                                   $0.00






                                     Page 4





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005

        Current Investor Default Amount Due Class A                                                                $0.00
        Current Investor Default Amount Due Class B                                                                $0.00
        Current Investor Default Amount Paid Class A                                                               $0.00
        Current Investor Default Amount Paid Class B                                                               $0.00
        Current Investor Default Amount Shortfall Class A                                                          $0.00
        Current Investor Default Amount Shortfall Class B                                                          $0.00

        Transferor's Interest Remitted                                                                     $4,280,701.52

        Subordination and Participation                                                                        2001 - 2
        -------------------------------                                                                        --------

        Incremental Subordinated Amount                                                                   $21,036,029.20
        Available Subordinated Amount                                                                    $165,808,147.16
        Required Subordinated Amount                                                                     $165,808,147.16

        Subordinated Draw Amount                                                                                   $0.00

        Required Participation 4.00%                                                                      $80,000,000.00
        Required Participation and Subordinated Amount                                                   $245,808,147.16

        Controlled Accumulation Period
        ------------------------------

        Accumulation Period Reserve Account Deposit Amount                                                         $0.00
        Accumulation Period Reserve Account Balance                                                                $0.00
        Accumulation Period Reserve Account Draw Amount                                                            $0.00

        Controlled Accumulation Amount                                                                             $0.00
        Principal Funding Account Balance                                                                          $0.00
        Excess Funding Amount                                                                                      $0.00
        Principal Payment Amount                                                                                   $0.00
        Pool Factor                                                                                    100.000000000000%

        Distribution to Holders of Notes                                                                        2001 - 2
        --------------------------------                                                                        --------
        (per $1,000 denomination note)

        Total Amount Distributed                                                                                   $3.67
        Total Amount Allocable to Principal                                                                        $0.00
        Total Amount Allocable to Interest                                                                         $3.67
















                                     Page 5





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------

         Motown Notes - end of period                                                                    $7,500,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Investor Percentage                                                               44.12333381%

         Investor Principal Collections                                                                  $2,570,489,684.62
         Principal Default Amounts                                                                                   $0.00
         Available Investor Interest Collections                                                            $54,884,711.19

         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------

           Investor Interest Collections                                                                    $53,880,025.42
           Investment Proceeds                                                                               $1,004,685.77
           Reserve Fund Balance                                                                             $22,750,000.00
         Available Investor Interest Collections and Reserve                                                $77,634,711.19

           Motown Notes Outstanding - end of period balance                                              $7,500,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    30
           Current Monthly Discount Paid on Motown Notes                                                    $27,243,503.88
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                      $27,243,503.88
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Interest Shortfall Motown Notes                                                                             $0.00
         Interest Shortfall Extended Motown Notes                                                                    $0.00
         Interest Shortfall Maturity Notes                                                                           $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00

         Servicing Fees Due FMCC (1.00% per annum)                                                           $6,596,138.19
         Servicing Fees Paid                                                                                 $6,596,138.19
         Servicing Fees Shortfall                                                                                    $0.00

         Reserve Fund Required Amount (.35% of Series 2002-1 Notes                                          $22,750,000.00
         Reserve Fund Deposit Amount                                                                                 $0.00
         Reserve Fund Balance                                                                               $22,750,000.00
         Reserve Fund Draw Amount                                                                                    $0.00



                                     Page 6





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Transferor's Interest Remitted                                                                     $21,045,069.12

         Subordination and Participation                                                                          2002 - 1
         -------------------------------                                                                          --------

         Incremental Subordinated Amount                                                                    $69,822,835.89
         Available Subordinated Amount                                                                     $654,291,500.74
         Required Subordinated Amount                                                                      $654,291,500.74
         Subordinated Draw Amount                                                                                    $0.00

         Required Participation 4.00%                                                                      $300,000,000.00
         Required Participation and Subordinated Amount                                                    $954,291,500.74

         Maturity Note purchase Facility
         -------------------------------

         Required Liquidity Commitment                                                                     $375,000,000.00
         Available Program Commitment                                                                      $500,000,000.00

         Controlled Accumulation Period
         ------------------------------

         Accumulation Period Reserve Account Deposit                                                                 $0.00
         Accumulation Period Reserve Account Balance                                                                 $0.00
         Accumulation Period Reserve Account Draw Amount                                                             $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00

         Principal Funding Account Balance                                                               $1,000,000,000.00
         Excess Funding Amount                                                                                       $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                      88.000000000000%

         Series Specific Triggers
         ------------------------

         Is the Motown notes weighted average remaining days until expected                                            No
         maturity greater than or equal to 60 days?

         Distribution to Holders of Notes                                                                         2002 - 1
         --------------------------------                                                                         --------
         (per $1,000 denomination notes)

         Total Amount Distributed                                                                                    $3.63
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $3.63







                                     Page 7





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


         Series Allocations                                                                                     2004 - 1
         ------------------                                                                                     --------

         Series 2004-1 Notes                                                                            $3,000,000,000.00
           Current Floating Investor Percentage                                                              15.57294134%

         Investor Principal Collections                                                                   $907,231,653.40
         Principal Default Amounts                                                                                  $0.00
         Available Investor Interest Collections                                                           $19,016,479.56

        Source and Use of Funds                                                                                 2004 - 1
        -----------------------                                                                                 --------

           Investor Interest Collections                                                                   $19,016,479.56
           Investment Proceeds Class A                                                                              $0.00
           Investment Proceeds Class B                                                                              $0.00

        Available Investor Interest Collections                                                            $19,016,479.56

           Notes Outstanding Class A                                                                    $2,904,500,000.00
           Notes Outstanding Class B                                                                       $95,500,000.00
           Note Rate Class A                                                                                      4.1600%
           Note Rate Class B                                                                                      4.3400%
           Days in Interest Period                                                                                   30
         Current Interest Due Class A                                                                      $10,068,933.33
         Current Interest Due Class B                                                                         $345,391.67
         Current Interest Paid Class A                                                                     $10,068,933.33
         Current Interest Paid Class B                                                                        $345,391.67
         Interest Shortfall Class A                                                                                 $0.00
         Interest Shortfall Class B                                                                                 $0.00

         Additional Interest Due Class A                                                                            $0.00
         Additional Interest Due Class B                                                                            $0.00
         Additional Interest Paid Class A                                                                           $0.00
         Additional Interest Paid Class B                                                                           $0.00
         Additional Interest Shortfall Class A                                                                      $0.00
         Additional Interest Shortfall Class B                                                                      $0.00

         Servicing Fees Due FMCC (1.00% per annum)                                                          $2,328,048.77
         Servicing Fees Paid                                                                                $2,328,048.77
         Servicing Fees Shortfall                                                                                   $0.00

         Current Investor Default Amount Due Class A                                                                $0.00
         Current Investor Default Amount Due Class B                                                                $0.00
         Current Investor Default Amount Paid Class A                                                               $0.00
         Current Investor Default Amount Paid Class B                                                               $0.00
         Current Investor Default Amount Shortfall Class A                                                          $0.00
         Current Investor Default Amount Shortfall Class B                                                          $0.00

         Transferor's Interest Remitted                                                                     $6,274,105.79

         Subordination and Participation                                                                        2004 - 1
         -------------------------------                                                                        --------

         Incremental Subordinated Amount                                                                   $31,554,043.80
         Available Subordinated Amount                                                                    $248,712,220.74
         Required Subordinated Amount                                                                     $248,712,220.74

                                     Page 8





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005

         Subordinated Draw Amount                                                                                   $0.00
         Required Participation 4.00%                                                                     $120,000,000.00
         Required Participation and Subordinated Amount                                                   $368,712,220.74

         Controlled Accumulation Period
         ------------------------------

         Accumulation Period Reserve Account Deposit Amount                                                         $0.00
         Accumulation Period Reserve Account Balance                                                                $0.00
         Accumulation Period Reserve Account Draw Amount                                                            $0.00

         Controlled Accumulation Amount                                                                             $0.00
         Principal Funding Account Balance                                                                          $0.00
         Excess Funding Amount                                                                                      $0.00
         Principal Payment Amount                                                                                   $0.00
         Pool Factor                                                                                    100.000000000000%

         Distribution to Holders of Notes                                                                        2004 - 1
         --------------------------------                                                                        --------
         (per $1,000 denomination note)

         Total Amount Distributed                                                                                   $3.59
         Total Amount Allocable to Principal                                                                        $0.00
         Total Amount Allocable to Interest                                                                         $3.59





























                                     Page 9





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005


         Series Allocations                                                                                     2005 - 1
         ------------------                                                                                     --------

         Series 2005-1 Notes                                                                            $2,300,000,000.00
           Current Floating Investor Percentage                                                              11.93925503%

         Investor Principal Collections                                                                   $695,544,267.60
         Principal Default Amounts                                                                                  $0.00
         Available Investor Interest Collections                                                           $14,579,301.00

        Source and Use of Funds                                                                                 2005 - 1
        -----------------------                                                                                 --------

           Investor Interest Collections                                                                   $14,579,301.00
           Investment Proceeds Class A                                                                              $0.00
           Investment Proceeds Class B                                                                              $0.00

        Available Investor Interest Collections                                                            $14,579,301.00

           Notes Outstanding Class A                                                                    $2,226,791,000.00
           Notes Outstanding Class B                                                                       $73,209,000.00
           Note Rate Class A                                                                                      4.2700%
           Note Rate Class B                                                                                      4.5600%
           Days in Interest Period                                                                                   30
         Current Interest Due Class A                                                                       $7,923,664.64
         Current Interest Due Class B                                                                         $278,194.20
         Current Interest Paid Class A                                                                      $7,923,664.64
         Current Interest Paid Class B                                                                        $278,194.20
         Interest Shortfall Class A                                                                                 $0.00
         Interest Shortfall Class B                                                                                 $0.00

         Additional Interest Due Class A                                                                            $0.00
         Additional Interest Due Class B                                                                            $0.00
         Additional Interest Paid Class A                                                                           $0.00
         Additional Interest Paid Class B                                                                           $0.00
         Additional Interest Shortfall Class A                                                                      $0.00
         Additional Interest Shortfall Class B                                                                      $0.00

         Servicing Fees Due FMCC (1.00% per annum)                                                          $1,784,837.39
         Servicing Fees Paid                                                                                $1,784,837.39
         Servicing Fees Shortfall                                                                                   $0.00

         Current Investor Default Amount Due Class A                                                                $0.00
         Current Investor Default Amount Due Class B                                                                $0.00
         Current Investor Default Amount Paid Class A                                                               $0.00
         Current Investor Default Amount Paid Class B                                                               $0.00
         Current Investor Default Amount Shortfall Class A                                                          $0.00
         Current Investor Default Amount Shortfall Class B                                                          $0.00

         Transferor's Interest Remitted                                                                     $4,592,604.77

         Subordination and Participation                                                                        2005 - 1
         -------------------------------                                                                        --------

         Incremental Subordinated Amount                                                                   $24,191,433.58
         Available Subordinated Amount                                                                    $190,679,369.24
         Required Subordinated Amount                                                                     $190,679,369.24

                                     Page 10





                                                 Ford Credit Floorplan Master Owner Trust A

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                             11/30/ 05
         Distribution Date                                                                                    12/15/2005

         Subordinated Draw Amount                                                                                   $0.00
         Required Participation 4.00%                                                                      $92,000,000.00
         Required Participation and Subordinated Amount                                                   $282,679,369.24

         Controlled Accumulation Period
         ------------------------------

         Accumulation Period Reserve Account Deposit Amount                                                         $0.00
         Accumulation Period Reserve Account Balance                                                                $0.00
         Accumulation Period Reserve Account Draw Amount                                                            $0.00

         Controlled Accumulation Amount                                                                             $0.00
         Principal Funding Account Balance                                                                          $0.00
         Excess Funding Amount                                                                                      $0.00
         Principal Payment Amount                                                                                   $0.00
         Pool Factor                                                                                    100.000000000000%

         Distribution to Holders of Notes                                                                        2005 - 1
         --------------------------------                                                                        --------
         (per $1,000 denomination note)

         Total Amount Distributed                                                                                   $3.68
         Total Amount Allocable to Principal                                                                        $0.00
         Total Amount Allocable to Interest                                                                         $3.68




























                                     Page 11